UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2007


                         Frederick County Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-50407


               Maryland                                      20-0049496
     (State or Other Jurisdiction                         (I.R.S. Employer
    of Incorporation or Organization)                 Identification Number)

                9 North Market Street, Frederick, Maryland 21701
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (301) 620-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

      Frederick County Bancorp, Inc. (the "Company") (OTC Bulletin Board: FCBI), the parent company for Frederick County Bank (the "Bank"), today issued the press release attached as Exhibit 99 hereto, regarding the approval by the Board of Directors of a share repurchase program.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

         99       Press Release dated June 26, 2007


                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FREDERICK COUNTY BANCORP, INC.
                                               (Registrant)


                                      By: /s/ William R. Talley, Jr.
                                          --------------------------------------
                                         William R. Talley, Jr., Executive Vice
                                          President and Chief Financial Officer
                                               (Principal Accounting Officer)

Dated:  June 26, 2007